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Exhibit 8(g)(3): Amended Schedule A effective May 1, 1997 to the Participation
Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series,
T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.
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                                   SCHEDULE A
                                   ----------
                         Amended Effective May 1, 1997

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
 --------------------------------------------------------------------------------------------------------------------------------
 Name of Separate Account and Date      Contracts Funded by
 Established by Board of Directors        Separate Account                    Designated Portfolios
 --------------------------------------------------------------------------------------------------------------------------------
United of Omaha Life Insurance             6016L-0194              T. Rowe Price International Series. Inc.
 Separate Account C (12/1/93)                                      ---------------------------------------------------
(Variable Annuities)                                               *T. Rowe Price International Series Portfolio

                                                                   T. Rowe Price Equity Series, Inc.
                                                                   ---------------------------------------------------
                                                                   *T. Rowe Price Equity Income Portfolio
                                                                   *T. Rowe Price New America Growth Portfolio

                                                                   T. Rowe Price Fixed Income Series, Inc,
                                                                   ---------------------------------------------------
                                                                   *T. Rowe Price Limited Term Bond Portfolio

                                           6090L-0595              Same as Contract 6016L-0194, plus

                                                                   T. Rowe Price Equity Series, Inc.
                                                                   ---------------------------------------------------
                                                                   *Personal Strategy Balanced Portfolio
 --------------------------------------------------------------------------------------------------------------------------------
United of Omaha Life Insurance             6347L-0697              T. Rowe Price International Series. Inc.
 Separate Account B (8-27-96)                                      ---------------------------------------------------
 (Variable Life)                                                   *T. Rowe Price International Series Portfolio


                                           6387L-1197              T. Rowe Price Equity Series, Inc,
                                                                   ---------------------------------------------------
                                                                   *T. Rowe Price Equity Income Portfolio
                                                                   *T. Rowe Price New America Growth Portfolio

                                                                   T. Rowe Price Fixed Income Series, Inc.
                                                                   ---------------------------------------------------
                                                                   *T. Rowe Price Limited Term Bond Portfolio

                                                                   T. Rowe Price Equity Series, Inc.
                                                                   ---------------------------------------------------
                                                                   *Personal Strategy Balanced Portfolio
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Signed by the Parties:

COMPANY:                                                           FUNDS:
United of Omaha Life Insurance Company                             T. Rowe Price International Series, Inc.
By Its Authorized Officer:                                         T. Rowe Price Equity Series, Inc.
By: /s/                                                            T. Rowe Price Fixed Income Series Inc.
   ---------------------------------------                         By Their Authorized Officer
               Kenneth Reitz                                       By: /s/
Title:  1st Vice President and Counsel                                ------------------------------------
Date:  5/22/97                                                     Title:  Vice President
                                                                   Date:  6/18/97

                                                                   UNDERWRITER:
                                                                   T. Rowe Price Investment Services, Inc.
                                                                   By Its Authorized Officer
                                                                   By:  /s/
                                                                      ---------------------------------------
                                                                   Title:  Vice President
                                                                   Date:  6/17/97
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